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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   December 29, 1995


                      Quest Health Care Fund VIII, L.P.
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             (Exact name of registrant as specified in its charter)


     Delaware                   0-18159                 75-2160136
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(State of or other            (Commission              (IRS Employer
jurisdiction of               File Number)             Identification
incorporation)                                            Number)


1117 Perimeter Center West, Suite E-210, Atlanta, Georgia              30338
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(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code          (770) 671-1014


1355 Peachtree Street, Suite 1900, Atlanta, Georgia 30309
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(Former name or former address, if changed since last report)
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ITEM 5.         OTHER EVENTS.

                The Partnership has sold its remaining fixed assets and, therefore, is taking the action necessary to terminate the Partnership in accordance with Section 12.014 of Article XII of the Partnership's Agreement of Limited Partnership. Accordingly, the Partnership is filing a Certificate of Cancellation with the Delaware Secretary of State on December 29, 1995. The Partnership is making a final distribution to the Limited Partners equal to $5.80 per limited partnership interest. The Partnership is making all required regulatory filings and will issue final Forms K-1 to its Limited Partners in connection with the termination of its operations.

                The Partnership ceased operations and will liquidate by December 29, 1995.




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                                   SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        QUEST HEALTH CARE FUND VIII, L.P.
                                              (Registrant)

                                        By:  QUEST RESCUE PARTNERS - 8, L.P.
                                              General Partner

                                        By:  QUEST RESCUE PARTNERS 8 CORP.

Date:  December 29, 1995                By:  /s/ Michael G. Hunter
                                           -----------------------------------
                                        Title:  President
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